UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2024

Launch One Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42173	98-1781481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Grand Avenue

Suite 1530
Oakland CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 692-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LPAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LPAA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on the Registration Statement on Form S-1 (File No. 333-280188) in connection with the IPO (as defined below), originally filed with the U.S. Securities and Exchange Commission on June 13, 2024 (as amended, the “Registration Statement”), Launch One Acquisition Corp., a Cayman Islands exempted company (the “Company”) issued a promissory note (the “Promissory Note”) to Launch One Sponsor LLC (the “Sponsor”) on February 21, 2024, pursuant to which the Sponsor agreed to loan to the Company up to $300,000 for working capital expenses. On July 12, 2024, the Promissory Note was amended to increase the principal sum from up to $300,000 to up to $340,000 (the “First Amendment”). The Promissory Note, as amended, bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s IPO and (b) December 31, 2024. The Promissory Note, as amended, was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note and the First Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.7 and 10.8, respectively, and are incorporated herein by reference.

On July 15, 2024, the Company consummated its initial public offering (“IPO”), which was oversubscribed and consisted of 23,000,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 3,000,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated July 11, 2024, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 11, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 11, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 11, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 11, 2024 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 11, 2024 (the “Cantor Private Placement Warrants Purchase Agreement”), by and between the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 11, 2024, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated July 11, 2024, by and between the Company and Launchpad Capital Management Company LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 6,000,000 warrants (the “Private Placement Warrants,”) to the Sponsor and Cantor Fitzgerald & Co., the representative of the underwriters, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, or $6,000,000 in the aggregate (whether or not the underwriters’ over-allotment option was exercised in full). Of those 6,000,000 Private Placement Warrants, the Sponsor purchased 4,000,000 Private Placement Warrants and Cantor Fitzgerald & Co. purchased 2,000,000 Private Placement Warrants. Each private placement warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 11, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000, of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes $10,950,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 11, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 15, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 11, 2024, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated July 11, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, July 11, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated July 11, 2024, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Warrants Purchase Agreement, dated July 11, 2024, by and between the Company and the Sponsor.

10.4	Cantor Private Placement Warrants Purchase Agreement, dated July 11, 2024, by and between the Company and the Sponsor.

10.5	Letter Agreement, dated July 11, 2024, by and among the Company, its officers, directors, and the Sponsor.

10.6	Administrative Support Agreement, dated July 11, 2024, by and between the Company and Launchpad Capital Management Company LLC.

10.7	Promissory Note issued to Launch One Sponsor LLC, dated on February 21, 2024.

10.8	Amendment No. 1 to the Promissory Note issued to Launch One Sponsor LLC, dated July 12, 2024.

99.1	Press Release, dated July 11, 2024.

99.2	Press Release, dated July 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUNCH ONE ACQUISITION CORP.

	By:	/s/ Chris Ehrlich
		Name:	Chris Ehrlich
		Title:	Chief Executive Officer
Dated: July 15, 2024

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